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                                                                    Exhibit 99.4

DUANE MORRIS LLP
Joseph H. Lemkin (JL-2490)
744 Broad Street, Suite 1200
Newark, NJ 07102
(973) 424-2000

-and-

Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
(617) 289-9200

ATTORNEYS FOR MED DIVERSIFIED, INC., ET AL.
DEBTORS AND DEBTORS IN POSSESSION

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF NEW YORK

-------------------------------------)
In re:                               )   CHAPTER 11
                                     )
MED DIVERSIFIED, INC., et al.,       )   Case Nos.: 02-88564
                                     )              02-88565
                 Debtors.            )              02-88568
                                     )              02-88570
                                     )              02-88572
                                     )   (Jointly Administered)
-------------------------------------)

                 FINDINGS OF FACT, CONCLUSIONS OF LAW AND ORDER
                   CONFIRMING THE SECOND AMENDED JOINT PLAN OF
                       REORGANIZATION OF DEBTORS CHARTWELL
                   DIVERSIFIED SERVICES, INC., CHARTWELL CARE
                 GIVERS, INC., AND CHARTWELL COMMUNITY SERVICES,
                INC., DATED AS OF SEPTEMBER 10, 2004, AS MODIFIED

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                                  INTRODUCTION

     Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., (the "Debtors"), which along with Med Diversified, Inc., Trestle Corp. and Resource Pharmacy, Inc. are debtors and debtors in possession before this Court, having proposed the Second Amended Joint Plan of Reorganizationof Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., Dated as of September 10, 2004, as modified (the "Modifications") (the "Plan");(1) this Court having entered its Order (I) Approving Disclosure Statement Relating to Second Amended Plan of Reorganizationof Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., Dated May 10, 2004; (II) Approving Solicitation Procedures, Forms of Ballots and Manner of Notice, and
(III) Fixing the Date, Time and Place for the Confirmation Hearing and the Deadline for Filing Objections Thereto (the "Disclosure Statement Order") by which this Court, among other things, approved the Debtors' proposed disclosure statement (as such has been amended, the "Disclosure Statement"); any objections having been resolved or overruled; this Court having heard the statements of counsel and the testimony of witnesses in support of the settlements and compromises implemented in the Plan at the Fed. R. Bankr. P. 9019 hearing held on August 23, 2004 (the "9019 Hearing") as reflected in the record made at the 9019 Hearing; the statements of counsel in support of and in opposition to

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(1)  Unless otherwise specified, capitalized terms and phrases used herein have the meanings assigned to them in the Plan. The definitions and rules of construction set forth in Article I of the Plan shall apply to these Findings of Fact, Conclusions of Law and Order (this "Confirmation Order"). If there is any direct conflict between the terms of the Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

     A copy of the Plan, as modified, is attached hereto as EXHIBIT A and are incorporated herein by reference.

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Confirmation at the confirmation hearing held on September 10, 2004 (the
"Confirmation Hearing") as reflected in the record made at the Confirmation Hearing; this Court having considered all evidence presented at the Confirmation Hearing, including the Declaration of Alexander H. Bromley in Support of Settlements and Compromises Implemented in Debtors' Plans, and the Declaration of Ronald Howard Certifying the Ballots Accepting and Rejecting the Second Amended Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., Dated May 10, 2004, Declaration of Alexander H. Bromley in Support of Confirmation of Second Amended Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated as of July 26, 2004, as Modified and the Amended Supplemental Declaration of Alexander H. Bromley in Support of Settlements and Compromises Implemented in Debtors' Plans, this Court having taken judicial notice of the papers and pleadings on file in these Chapter 11 cases, including but not limited to the Vote Certification Package (the "Voting Certification"(2)) and the various affidavits of service of the Plan solicitation materials therein, as well as the Non-Voting Declaration Package (collectively, the "Affidavits of Service"); and this Court finding that (i) notice of the 9019 Hearing and the Confirmation Hearing and the opportunity of any party in interest to object to Confirmation was adequate and appropriate, in accordance with Bankruptcy Rule 2002(b) and the Disclosure Statement Order,

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(2)  The Vote Certification Package specifically includes, the Declaration of
     Ronald Howard Certifying the Ballots Accepting and Rejecting the Second Amended Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., Dated May 10, 2004; the Final Voting Summary and Detail Reports; the Apple Direct Affidavit and Exhibit of Creditors Receiving Voting Package #1 For Classes A-1.1, A-1.2, B-1.1, B-1.2, C-1.1 and C-1.2;
                                                                  (Continued...)

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as to all parties to be affected by the Plan and the transactions contemplated thereby, and (ii) the legal and factual bases set forth in the applicable papers and at the 9019 Hearing and the Confirmation Hearing, and as set forth in this Confirmation Order, establish just cause for the relief granted herein; this Court hereby enters the following Findings of Fact, Conclusions of Law and Order approving Confirmation of the Plan:(3)

I.   FINDINGS OF FACT.

     A.   JURISDICTION AND VENUE.

     1. On November 27, 2002, the Debtors commenced their respective bankruptcy cases by filing voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. Chartwell Diversified Services, Inc., is a Delaware Corporation with its principal place of business located at 100 Brickstone Square, 5th Floor, Andover, Massachusetts. Chartwell Community Services, Inc., is a Texas Corporation with a principal place of business at 16650 Westgrove Drive, Suite 300, Addison, Texas. Chartwell Care Givers, Inc., is a corporation organized under the laws of Delaware. It has a principal place of business at 16650 Westgrove Drive, Suite 300, Addison, Texas.

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(Continued...)

     the Apple Direct Affidavit and Exhibit of Creditors Receiving Voting Package #2 for Classes A-4, B-4 and C-4; and the Donlin Recano and Company Affidavit.

(3) This Confirmation Order constitutes the Court's findings of fact and conclusions of law under Fed. R. Civ. P. 52, as made applicable herein by Bankruptcy Rules 7052 and 9014. Any finding of fact shall constitute a finding of fact even if it is referred to as a conclusion of law, and any conclusion of law shall constitute a conclusion of law even if it is referred to as a finding of fact.

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     B. MODIFICATIONS TO THE PLAN.

     2. The Modifications to the Plan do not adversely affect, in any material respect, the treatment under the Plan of the Claim of any creditor or Interests against the Debtors.

     C.   COMPLIANCE WITH THE REQUIREMENTS OF SECTION 1129 OF THE BANKRUPTCY
          CODE.

          a.   THE PLAN SATISFIES SECTION 1129(a)(1).

     3. The Plan complies with all applicable provisions of the Bankruptcy Code, as required by Section 1129(a)(1) of the Bankruptcy Code, including Sections 1122 and 1123 of the Bankruptcy Code.

          b.   SECTIONS 1122 AND 1123(a) ARE SATISFIED.

     4. The Plan constitutes a plan of reorganization for the Debtors. Pursuant to Sections 1122(a) and 1123(a)(1) of the Bankruptcy Code, Article III of the Plan designates Classes of Claims and Interests, other than Administrative Claims and Priority Tax Claims. As required by Section 1122(a), each Class of Claims and Interests for the Debtors contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class. The Plan designates thirty-five (35) Classes of Claims and Interests - 11 for CDSI Claims and Interests, 11 for CCG Claims and Interests and 13 for CCS Claims and Interests. These classifications are reasonable under Section 1122(a) of the Bankruptcy Code because the Claims and Interests are sufficiently distinct with respect to each other and with respect to the Debtors. Furthermore, no objections relating to classification were filed.

     5. In accordance with Section 1122(b) of the Bankruptcy Code, the Plan provides for three (3) Classes of Unsecured Convenience Class Claims - one for each Chartwell Debtor - comprised of all Allowed Convenience Class Claims of $100 or less against the Debtor. This classification is reasonable and necessary for administrative convenience. Pursuant to

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Sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code, Article IV of the
Plan specifies the treatment of all Classes of Claims and Interests that are not impaired under the Plan and specifies the treatment of all Classes of Claims and Interests that are impaired under the Plan. Pursuant to Section 1123(a)(4) of the Bankruptcy Code, Article IV of the Plan also provides the same treatment for each Claim or Interest within a particular Class, unless the holder of a Claim or Interest agrees to less favorable treatment of its Claim or Interest. The Plan also satisfies the requirements of Sections 1123(a)(5)-(7) of the Bankruptcy Code.

          c.   SECTIONS 1123(b)(1)-(2) ARE SATISFIED.

     6. The Plan fully complies with the applicable provisions of the Bankruptcy Code, including Section 1123(b). In accordance with Section 1123(b) of the Bankruptcy Code, the Plan provides for the impairment of certain Classes of Claims and Interests, while leaving others unimpaired. SEE Plan Arts. III and
IV. The Plan also provides for (i) the rejection of all Executory Contracts and Unexpired Leases of the Debtors except those Executory Contracts and Unexpired Leases previously expressly assumed or rejected by the Debtors pursuant to a final order of the Court or identified on Exhibit 5 to the Plan. (SEE Plan Art.
VI), (ii) the retention and enforcement of certain assets by the Creditors' Trusts (SEE Plan Art. IV), and (iii) the retention and enforcement of certain claims by the Litigation Trust (SEE Plan Art. V). Accordingly, the Plan meets the requirements of Section 1129(a)(1) of the Bankruptcy Code.

          d.   THE PLAN COMPLIES WITH SECTION 1129(a)(2).

     7. The Debtors have complied with all applicable provisions of the Bankruptcy Code, as required by Section 1129(a)(2) of the Bankruptcy Code, including Section 1125 of the Bankruptcy Code and Bankruptcy Rules 3017 and 3018.

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          e.   THE PLAN COMPLIES WITH SECTION 1129(a)(3).

     8. The Debtors proposed the Plan in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, this Court has examined the totality of the circumstances surrounding the formulation of the Plan. Based on the evidence presented at the Confirmation Hearing, this Court finds and concludes that there is a reasonable likelihood that the Plan will maximize the value of the ultimate recoveries to all creditor groups on a fair and equitable basis consistent with the standards prescribed under the Bankruptcy Code. Moreover, the Plan itself and the arms' length negotiations among the Debtors, the Bank, and the Debtors' other constituencies leading to the Plan's formulation provide independent evidence of the Debtors' good faith in proposing the Plan.

          f.   THE PLAN COMPLIES WITH SECTION 1129(a)(4).

     9. Any payments made or to be made by the Debtors or Reorganized Debtors for services or for costs and expenses accruing prior to confirmation or in connection with the Case, or in connection with the Plan and incident to the Cases, have been approved or are subject to the approval of, this Court as reasonable. Accordingly, the Plan complies with the requirements of 11 U.S.C.
Section 1129(a)(4).

          g.   THE PLAN COMPLIES WITH SECTION 1129(a)(5).

     10. The Debtors have complied with Section 1129(a)(5) of the Bankruptcy Code by disclosing, at or prior to the Confirmation Hearing as required by the Plan, (a) the identity and affiliation of any individual proposed to serve, after confirmation of the Plan, as an officer or director of the Reorganized Debtors; and (b) the identity and nature of compensation of any insider who will be employed or retained by the Debtors or the Reorganized Debtors after confirmation of the Plan. The appointment(s) to such position(s) of such individual(s) is

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consistent with the interests of the creditors and Interest holders of the
Debtors and with public policy.

          h.   SECTION 1129(a)(6) IS INAPPLICABLE.

     11. The Debtors' business does not involve the establishment of rates over which any regulatory commission has or will have jurisdiction after Confirmation. The requirements of 11 U.S.C. Section 1129(a)(6) do not apply in this Case.

          i.   THE PLAN COMPLIES WITH SECTION 1129(a)(7).

     12. With respect to each impaired Class of Claims or Interests for the Debtors, each holder of an impaired Claim or Interest has accepted or is deemed to have accepted the Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount such holder would receive or retain if the Debtors were liquidated on the Effective Date under Chapter 7 of the Bankruptcy Code. The Plan complies with the requirements of 11 U.S.C. Section 1129(a)(7) and the "best interests" test described therein, as reflected more fully in the rulings of the Court made on the record at the hearing held on September 10, 2004.

          j.   SECTION 1129(a)(8).

     13. Pursuant to Sections 1124 and 1126 of the Bankruptcy Code: (a) Classes A-1.3, A-1.4, A-1.5, A-2, A-5, B-1.3, B-1.4, B-1.5, B-2, B-5, C-1.3, C-1.4,
C-1.5, C-1.6, C-1.7, C-2 and C-5 are Classes of unimpaired Claims and deemed to have accepted the Plan, and (b) as indicated in the Voting Certification, Classes A-1.1, A-1.2, B-1.1, B-1.2, B-4, C-1.1, C-1.2 and C-4 have accepted the
Plan by amounts well in excess of the statutory majorities. The holders of Claims and Interests in Classes A-6, A-7, A-8, B-6, B-7, B-8, C-6, C-7 and C-8 will not receive or retain any property on account of such Claims or Interests and are deemed to have rejected the

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Plan pursuant to Section 1126(g) of the Bankruptcy Code. Notwithstanding the
lack of compliance with Section 1129(a)(8) of the Bankruptcy Code with respect to these Classes, the Plan is confirmable because, as described below, the Plan satisfies the "cramdown" requirements of Section 1129(b) of the Bankruptcy Code with respect to such Classes.

          k.   THE PLAN COMPLIES WITH SECTION 1129(a)(9).

     14. The Plan provides for treatment of Allowed Administrative Expense Claims, and Priority Tax Claims, subject to certain bar date provisions, in the manner required by Section 1129(a)(9) of the Bankruptcy Code. The Plan complies with the requirements of 11 U.S.C. Section 1129(a)(12).

          l.   SECTION 1129(a)(10) IS SATISFIED.

     15. As indicated in the Voting Certification and in the above paragraph 13 and as reflected in the record of the Confirmation Hearing, impaired Classes A-1.1, A-1.2, B-1.1, B-1.2, B-4, C-1.1 voted to accept the Plan, without including the acceptance by any insider. The Plan complies with the requirements of 11 U.S.C. Section 1129(a)(10).

          m.   THE PLAN COMPLIES WITH SECTION 1129(a)(11).

     16. The Plan complies with 11 U.S.C. Section 1129(a)(11). The Plan explicitly provides for the reorganization of the Debtors with the Debtors' remaining assets vesting in the Reorganized Debtors and certain assets being transferred to the Creditors' Trusts, the Bank and the Litigation Trust distribution to creditors in accordance with the treatment set forth in Articles IV and V. The Plan further provides that the Creditors' Trusts will resolve disputes between and among Claim holders (including by objecting to Claims, if appropriate) and make payments to certain Allowed Claims pursuant to the Plan. The Litigation Trust shall preserve the Litigation Trust

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Claims for the benefit of the Bank. No further reorganization will be required, this, Section 1129(a)(12) of the Bankruptcy Code is satisfied.

          n.   THE PLAN COMPLIES WITH SECTION 1129(a)(12).

     17. Article II.A of the Plan provides that, on or before the Effective Date, all fees payable pursuant to 28 U.S.C. Section 1930 have been paid or will be paid.

          o.   SECTION 1129(a)(13) IS INAPPLICABLE.

     18. The Debtors have no retiree benefits, as defined in Section 1114 of the Bankruptcy Code. As a result, Section 1129(a)(13) is inapplicable in these cases.

          p.   CRAMDOWN UNDER SECTION 1129(b).

     19. Pursuant to Section 1129(b)(1) of the Bankruptcy Code, the Plan may be confirmed despite the rejection or deemed rejection of the Plan by certain impaired Classes. Other than the requirement in Section 1129(a)(8) of the Bankruptcy Code with respect to the impaired nonaccepting Classes, all of the applicable requirements of Section 1129(a) of the Bankruptcy Code have been met. Based upon the evidence proffered, adduced or presented by the Debtors at the Confirmation Hearing, the Plan (i) is fair and equitable with respect to the impaired nonaccepting Classes because no Claims or Interests junior to the Claims or Interests in Classes A-4, A-6, A-7, A-8, B-6, B-7, B-8, C-6, C-7 and C-8 receive or retain any property under the Plan on account of such junior Claims or Interests; and (ii) does not discriminate unfairly against the holders of Claims or Interests in Classes A-4, A-6, A-7, A-8, B-6, B-7, B-8, C-6, C-7 and C-8.

     D.   SETTLEMENTS IMPLEMENTED IN PLAN.

     20. The treatment of the Claims of the Bank and the NCFE Released Parties under the Plan represents the product of extensive negotiations between the Debtors, the Bank and the

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NCFE Released Parties and embodies an agreement reached between the parties. In accordance with Section 1123(b)(3)(A) and Fed. R. Bankr. P. 9019, the Plan incorporates the terms of settlement by and among the Debtors, the Bank, the NCFE Released Parties, the CCG Committee and the Med Committee (collectively, the "Settlements"). In reaching the Settlements, the Debtors considered the following: (i) the probability of success in the litigation against the settling parties; (ii) the difficulties to be encountered in collecting upon any affirmative claims under those actions; (iii) the complexity and likely duration of such litigation and the attendant expense, inconvenience and delay resulting from such litigation, and (iv) the paramount interests of their creditors including the inability to confirm and consummate a consensual plan of reorganization. Both individually and collectively, the settlements and compromises are in all respects fair and reasonable, and the settlement of these disputes is well within the range of the Debtors' business judgment, and the Debtors have made a good-faith determination that the granting of the compromises, settlements, waivers and releases contained in the Settlements as part of the Plan is in the best interests of the Debtors, the Reorganized Debtors, their creditors, and all parties in interest.

II.  CONCLUSIONS OF LAW.

     A.   JURISDICTION AND VENUE.

     21. This Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L). The Debtors were and are qualified to be a Debtors under Section 109 of the Bankruptcy Code. Venue of the Chapter 11 Cases in the United States Bankruptcy Court for the Eastern District of New York was proper as of the Petition Date of the Debtors, pursuant to 28 U.S.C. Section 1408, and continues to be proper.

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     B.   MODIFICATIONS OF THE PLAN.

     22. The notice provided by the Debtors of the Modifications was adequate and appropriate under the circumstances and, accordingly, is approved. The
Modifications: (1) comply in all respects with Section 1127 of the Bankruptcy Code, Bankruptcy Rule 3019 and all other provisions of the Bankruptcy Code; and
(2) do not adversely change, in any material respect, the treatment under the Plan of any Claims or Interests. In light of the technical or immaterial nature of each of the Modifications, no additional disclosure under Section 1125 of the Bankruptcy Code is required with respect to the Modifications. Therefore, pursuant to Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, all holders of Claims that have accepted or are conclusively presumed to have accepted the Plan as filed on May 10, 2004 are deemed to have accepted the Plan, as modified by the Modifications.

     C.   EXEMPTIONS FROM SECURITIES LAWS.

     23. Pursuant to Section 1125(e) of the Bankruptcy Code, the Debtors' transmittal of solicitation materials and its solicitation of acceptances of the Plan are not, and will not be, governed by or subject to any otherwise applicable law, rule or regulation governing the solicitation of acceptance of a Chapter 11 plan or the offer, issuance, sale or purchase of securities.

     24. To the extent interests in the Creditors' Trusts or the Litigation Trusts may be deemed to constitute securities issued in accordance with the Plan, pursuant to, and to the fullest extent permitted under, Section 1145 of the Bankruptcy Code, any issuance or resale of such securities will be exempt from Section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer or underwriter of, or broker or dealer in, a security.

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     D.   EXEMPTIONS FROM TAXATION.

     25. Pursuant to Section 1146(c) of the Bankruptcy Code, the Debtors may not be taxed under any law imposing a stamp tax or similar tax for the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under Section 1129 of this title.

     E.   COMPLIANCE WITH SECTION 1129 OF THE BANKRUPTCY CODE.

     26. As set forth in Section I.C above, the Plan complies in all respects with the applicable requirements of Section 1129 of the Bankruptcy Code.

     F.   APPROVAL OF THE SETTLEMENTS IMPLEMENTED IN PLAN.

     27.  The Settlements are hereby approved in their entirety.

     F. APPROVAL OF THE RELEASES PROVIDED UNDER THE PLAN AND CERTAIN OTHER MATTERS.

     28. The release provisions, exculpation provisions, and injunction provisions contained in Article VIII of the Plan are hereby approved and shall be immediately effective on the Effective Date of the Plan without further act or order.

     G.   AGREEMENTS AND OTHER DOCUMENTS.

     29. Pursuant to Section 1142 of the Bankruptcy Code, no action of the Creditors' Trusts or the Litigation Trust will be required to authorize such Trusts to enter into, execute and deliver, adopt or amend, as the case may be, any of the documents contemplated by the Plan and the Plan Modifications (the "Plan Documents"), and following the Effective Date, each of the Plan Documents will be a legal, valid and binding obligation of such Creditors' Trusts or Litigation Trust, enforceable against such Trusts in accordance with the terms thereof.

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     H.   REJECTIONS OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

     30. All executory contracts and unexpired leases of the Debtors not previously rejected or assumed and assigned pursuant to an order of this Court or identified on Exhibit 5 to the Plan, as amended, are deemed rejected pursuant to this Confirmation Order. The Debtors' decision regarding the assumption and rejection of executory contracts and unexpired leases is based on and within the sound business judgment of the Debtors, and is in the best interests of the Debtors, their Estates, and their creditors and Interest holders.

III. ORDER.

          ACCORDINGLY, THE COURT HEREBY ORDERS THAT:

     A.   CONFIRMATION OF THE PLAN.

     31. For the reasons stated herein and on the record at the Confirmation Hearing, the Plan is confirmed pursuant to Section 1129 of the Bankruptcy Code. All of the Objections and other responses to the Plan, other than those withdrawn with prejudice in their entirety prior to, or on the record at, the Confirmation Hearing are either resolved or overruled. Without limiting the foregoing, although provisions herein address the concerns of the Savitskys, they are neither creditors of the Debtors nor parties in interest with respect to the Debtors' Cases and, therefore, have no standing.

     B.   APPROVAL OF SETTLEMENTS.

     32.  Pursuant to Bankruptcy Code Section 1123(b)(3)(A) and Fed.
R. Bankr. P. 9019, the Settlements are approved, and the Debtors and Reorganized Debtors are authorized, without further order of this Court, to take any and all actions and execute and deliver any and all documents that they deem necessary or appropriate to effectuate the Settlements. Notwithstanding anything herein to the contrary, the Settlements shall be effective upon the entry

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of this Confirmation Order but shall be null and void if the Effective Date of the Plan does not occur. In such event, the respective rights, claims and defenses of the parties to the Settlements shall be preserved and retained by the respective parties as such rights, claims and defenses existed prior to the execution of the Settlements.

     33. The assignment of claims to the Litigation Trust is part of the global compromise that was reached and expected recoveries therefrom are part of the consideration that was bargained for and will result in unsecured creditors receiving cash distributions that will be immediately funded into trusts for their benefit.

     C.   EFFECT OF CONFIRMATION.

     34. Notwithstanding any otherwise applicable law, immediately upon the entry of this Confirmation Order, the terms of the Plan and this Confirmation Order are deemed binding upon all persons including the Debtors, the Litigation Trust, the Creditors' Trusts, any and all holders of Claims or Interests (irrespective of whether such Claims or Interests are impaired under the Plan or whether the holders of such Claims or Interests accepted, rejected or are deemed to have accepted or rejected the Plan), any and all nondebtor parties to Executory Contracts and Unexpired Leases with the Debtors and any and all entities who are parties to or are subject to the settlements, compromises, releases, waivers, discharges and injunctions under the Plan and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing, provided, however, any findings of fact or conclusions of law made in the context of confirmation of this Plan shall be of no force or effect for purposes of confirmation of the plans of Med Diversified, Inc. or any of the Debtors' other affiliates, or with respect to any settlements or releases provided for in such plans.

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     D.   CLAIMS BAR DATES AND OTHER CLAIMS MATTERS.

          a.   BAR DATE FOR ADMINISTRATIVE CLAIMS

     35. All applications for compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the Effective Date, and any other request for compensation by any Entity for making a substantial contribution in the Cases, and all other requests for payment of Administrative Claims incurred before the Effective Date under Sections 507(a)(1) or 503(b) of the Code (except only for Claims under 28 U.S.C. Section
1930) shall be filed no later than thirty (30) days after the Effective Date. Any such Claim not filed within this deadline shall be forever barred and the Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the applicable bar date shall be forever barred from asserting such Claim against, as applicable, the Estates, the Debtors, the Creditors' Trusts, the Litigation Trust, or any of their respective properties. The Allowed Administrative Claims of Professionals shall be paid in accordance with Section 1129(a)(9)(A) of the Code by the Debtors or the Reorganized Debtors, as applicable. Any objections to Administrative Claims must be filed by the later of (i) sixty (60) days after the Effective Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to the Plan. Any Claim arising on or after the Effective Date shall be asserted against the Reorganized Debtors, the Creditors' Trusts or the Litigation Trust, as applicable, and shall not be dealt with under the Plan.

          b.   BAR DATE FOR REJECTION DAMAGES CLAIMS AND RELATED PROCEDURES.

     36. In accordance with the Plan, any Claim resulting from the rejection, by operation of the Plan or this Order, of an Executory Contract or Unexpired Lease shall be filed with this

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Court no later than thirty (30) days after the later of (i) the date of entry of a Final Order approving such rejection, and (ii) the Effective Date, or such claim shall be forever barred.

     37. Notwithstanding anything in any other order of the Court to the contrary, if the rejection of an Executory Contract or Unexpired Lease pursuant to Article VI of the Plan gives rise to a Claim by the other party or parties to the Executory Contract or Unexpired Lease, such Claim shall be forever barred and shall not be enforceable against the Estates, the Creditors' Trusts, the Reorganized Debtors, or the Litigation Trust, as applicable, or any of their respective properties unless a proof of Claim is filed in accordance with the Plan.

     E.   MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.

          a.   ESTABLISHMENT OF THE CREDITORS' TRUSTS AND LITIGATION TRUST.

     38. As of the Effective Date, pursuant to Sections 1123(a) and 1142(b) of the Bankruptcy Code, the Debtors are authorized and directed to execute the Creditors' Trusts Agreements and the Litigation Trust Agreement substantially in the terms set forth in the Exhibits to the Plan. The Creditors' Trusts Trustees and the Litigation Trust Trustee shall be authorized to take all other steps necessary to complete the formation of the Creditors' Trusts and the Litigation Trust, respectively.

          b. APPROVAL OF EXECUTORY CONTRACT AND UNEXPIRED LEASE PROVISIONS AND RELATED PROCEDURES.

     39. Except as otherwise modified herein, the Executory Contract and Unexpired Lease provisions of Article VI of the Plan are specifically approved. This Confirmation Order shall constitute an order of the Court approving the assumptions and rejections described in Article VI of the Plan, pursuant to
Section 365 of the Bankruptcy Code, subject to the rights of the Reorganized Debtors under the Plan.

     F.   INJUNCTION AND SUBORDINATION RIGHTS.

          a. TERMINATION OF SUBORDINATION RIGHTS AND SETTLEMENT OF RELATED CLAIMS AND CONTROVERSIES.

     40. The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, whether arising under general principles of equitable subordination, contract, Section 510(c) of the Bankruptcy Code or otherwise, that a holder of a Claim or Interest may have against other Claim or Interest holders with respect to any distribution made pursuant to the Plan. All subordination rights that a holder of a Claim may have with respect to any distribution to be made pursuant to the Plan are terminated, and all actions related to the enforcement of such subordination rights are permanently enjoined. Accordingly, distributions pursuant to the Plan to holders of Allowed Claims shall not be subject to payment to a beneficiary of such terminated subordination rights or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

     G.   NOTICE OF ENTRY OF CONFIRMATION ORDER

     41. In accordance with Bankruptcy Rules 2002 and 3020(c), on or before the Effective Date, the Debtors (or their agents) shall give notice of the entry of this Confirmation Order, in substantially the form of Exhibit B hereto (the "Notice of Confirmation"), by United States first class mail postage prepaid, by hand, or by overnight courier service to: (i) the United States Trustee; (ii) counsel for the Med Committee and the CCG Committee; (iii) each department, agency, or instrumentality of the United States that asserts a non-tax claim against the Debtors; (iv) entities who requested notices under Bankruptcy Rule 2002; and (v) all creditors who have filed proofs of Claim in these Cases or who are scheduled in the Debtors' Schedules, or any amendment or modification thereto.

     42. Pursuant to Bankruptcy Rule 3020(e), this order shall not be stayed and shall be effective upon entry.

     43. Notwithstanding anything to the contrary contained herein, no notice or service of any kind will be required to be mailed or made upon any person to whom the Debtors mailed a notice of the last date for filing proofs of claim in this Case, the notice of the Disclosure Statement Hearing, or the various solicitation packages containing, among other things, notice of the Confirmation Hearing, but received any of such notices returned marked "undeliverable as addressed," "moved - left no forwarding address," or "forwarding order expired," or similar reason, unless the Debtors have been informed in writing by such person of that person's new address.

     44. Mailing of the Notice of Confirmation in the time and manner set forth in the preceding paragraphs is adequate and satisfies the requirements of Bankruptcy Rules 2002 and 3020(c), and no further notice is necessary.

     H.   ADDITIONAL PROVISIONS

     45. The failure to specifically include any particular provision of the Plan in this Confirmation Order shall not diminish or impair the efficacy of such provision, it being understood the intent of this Court that the Plan be confirmed and approved in its entirety.

     46. The provisions of this Confirmation Order are nonseverable and mutually dependent.


Dated: September 10, 2004               S/STAN BERNSTEIN
                                        ----------------
                                        HON. STAN BERNSTEIN
CENTRAL ISLIP, NEW YORK                 UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A

                SECOND AMENDED PLAN OF REORGANIZATION OF DEBTORS
              CHARTWELL DIVERSIFIED SERVICES, INC., CHARTWELL CARE GIVERS, INC., AND CHARTWELL COMMUNITY SERVICES, INC.
                   DATED AS OF SEPTEMBER 10, 2004, AS MODIFIED

                                    EXHIBIT B

                               CONFIRMATION NOTICE

DUANE MORRIS LLP
Joseph H. Lemkin (JL-2490)
744 Broad Street, Suite 1200
Newark, NJ 07102
(973) 424-2000

-and-

Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
(617) 289-9200

ATTORNEYS FOR MED DIVERSIFIED, INC., ET AL.
DEBTORS AND DEBTORS IN POSSESSION

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF NEW YORK

-------------------------------------)
In re:                               )   CHAPTER 11
                                     )
MED DIVERSIFIED, INC., et al.,       )   Case Nos.: 02-88564
                                     )              02-88565
                     Debtors.        )              02-88568
                                     )              02-88570
                                     )              02-88572
                                     )   (Jointly Administered)
-------------------------------------)


             NOTICE OF (1) ENTRY OF ORDER CONFIRMING SECOND AMENDED
       JOINT PLAN OF REORGANIZATION CHARTWELL DIVERSIFIED SERVICES, INC., CHARTWELL CARE GIVERS, INC. AND CHARTWELL COMMUNITY SERVICES, INC.
    DATED AS OF SEPTEMBER 10, 2004, AS MODIFIED, (2) EFFECTIVE DATE, AND (3)
                 DEADLINES FOR FILING ADMINISTRATIVE CLAIMS AND
                   CERTAIN LEASE AND CONTRACT REJECTION CLAIMS

PLEASE TAKE NOTICE THAT:

     1. CONFIRMATION OF PLAN. By order dated ______, 2004 (the "Order"), the United States Bankruptcy Court for the Eastern District of New York (the "Court") confirmed the Second Amended Joint Plan of Reorganization of Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated as of September 10, 2004, as Modified (the "Plan"). The Order is available for inspection at the Office of the Clerk, United States Bankruptcy Court for the Eastern District of New York, Long Island Federal Courthouse, 290 Federal Plaza, Central Islip, NY 11722, and copies of the Order may be obtained upon request to the Debtors' counsel, Duane Morris, LLP, 470 Atlantic Avenue, Suite 500, Boston, MA Attn: Karen E. Gotkin, Paralegal, email: kegotkin@duanemorris.com.

     2. EFFECTIVE DATE; DISTRIBUTIONS; CANCELLATION OF THE COMPANY'S STOCK. The Debtors and the Bank (as defined in the Plan) have established [_________, 2004] as the effective date of the

Plan as defined therein (the "Effective Date"). Creditors holding claims against the Debtors' estates as of March 24, 2004, which is the record holder date for purposes of the Plan, will be entitled to receive distributions in accordance with the terms of the Plan to the extent that their claims are allowed. Holders of any Interests (as defined in the Plan) in the Debtors are deemed cancelled as of the Effective Date without payment of any monies or other consideration.

     3. ADMINISTRATIVE CLAIMS. In accordance with Paragraph 31 of the Order, any request for compensation by any Entity for making a substantial contribution to these Cases, and all other requests for payment of Administrative Claims incurred before the Effective Date under Sections 507(a)(1) or 503(b) of the Code, shall be filed no later than thirty (30) days after the Effective Date, i.e. [________, 2004] (the "Post-Petition Bar Date"), and must be the subject of a claim filed with the Clerk, Office of the Clerk, United States Bankruptcy Court for the Eastern District of New York, Long Island Federal Courthouse, 290 Federal Plaza, Central Islip, NY 11722, and served upon the undersigned counsel to the Debtors, so as to be received by the Post-Petition Bar Date. Any such Claim not filed within this deadline shall be forever barred and the Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the Post-Petition Bar Date shall be forever barred from asserting such Claim against, as applicable, the Estates, the Debtors, the Creditors' Trusts, the Litigation Trust, or any of their respective properties. Any objection to Administrative Claims must be filed by the later of (i) sixty (60) days after the Effective Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to the Plan.

     4. PROFESSIONAL FEE CLAIMS. In accordance with Paragraph 31 of the Order, all applications for compensation of Professionals under Sections 330 and 331 of the Code for services rendered before the Effective Date must be filed with the Clerk, Office of the Clerk, United States Bankruptcy Court for the Eastern District of New York, Long Island Federal Courthouse, 290 Federal Plaza, Central Islip, NY 11722, and served upon the undersigned counsel to the Debtors, so as to be received by the Post-Petition Bar Date. Any such Claim not filed within this deadline shall be forever barred and the Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the Post-Petition Bar Date shall be forever barred from asserting such Claim against, as applicable, the Estates, the Debtors, the Creditors' Trusts, the Litigation Trust, or any of their respective properties. Any objection to any such professional fee claim must be filed by the later of (i) sixty (60) days after the Effective Date, or (ii) twenty (20) days following a request for allowance of such claim.

     5. CONTRACT/LEASE CLAIMS. All of the Debtors' executory contracts and unexpired leases not expressly assumed or previously rejected by the Debtors were rejected pursuant to the Plan and the Order. In accordance with Paragraph 32 of the Order, any Claim resulting from the rejection, by operation of the Plan or the Order, of an Executory Contract or Unexpired Lease shall be filed with the Court at the address set forth in Paragraph 4 above, and serve a copy upon the undersigned counsel to the Debtors, so as to be received no later than thirty (30) days after the later of (i) the date of entry of a Final Order approving such rejection, and (ii) the Effective Date, or such claim shall be forever barred.


Dated:_________, 2004

                                  Paul D. Moore
                                  DUANE MORRIS LLP
                                  470 Atlantic Avenue, Suite 500
                                  Boston, MA 02210
                                  phone: (617) 289-9200
                                  fax: (617) 289-9201
                                  email: pdmoore@duanemorris.com

                                  Counsel for Debtors Med Diversified, Inc.,
                                  Chartwell Diversified Services, Inc., Resource Pharmacy, Inc., Chartwell Community Services, Inc. and Chartwell Care Givers, Inc.